Exhibit 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







The Board of Directors, Chevron Corporation:

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-58463) of Chevron Corporation, and to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-02011, 333-21805, 333-21807, 333-21809,
333-26731, 333-46261, 33-3899, 33-34039 and 33-35283) of Chevron Corporation,
and to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-14307) of Chevron Capital U.S.A. Inc. and Chevron Corporation, and to the incorporation by reference in the Prospectus constituting part of Registration Statement on Form S-3 (No. 33-58838) of Chevron Canada Finance Limited and Chevron Corporation, and to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-56373 and 33-56377) of Chevron Transport Corporation and Chevron Corporation, and to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-90907) of Caltex Corporation (formerly Caltex Petroleum Corporation) of our report dated February 8, 1999, relating to the combined balance sheets of the Caltex Group of Companies as of December 31, 1998 and 1997 and the related combined statements of income, comprehensive income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1998, which report appears in the December 31, 1998, Report on Form 10-K of Chevron Corporation.



                                                              /s/ KPMG LLP
                                                             ----------------
                                                              KPMG LLP
                                                              Dallas, Texas
                                                              March 31, 1999

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